Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 29, 2000 on United Australia/Pacific, Inc. (f/k/a/ UIH Australia/Pacific, Inc.) included in this Annual Report on Form 10-K, into previously filed Registration Statement File No. 333-37651.


                                           ARTHUR ANDERSEN LLP

Denver, Colorado
March 29, 2000